UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of Earliest Event Reported): February 16, 2007

COMMERCEPLANET, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

UTAH	333-34308	87-052057
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 South La Patera Lane, Suite 8
Goleta, California 93117
(Address of Principal Executive Offices)

(805) 964-9126
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  AMENDMENT TO ARTICLES OF INCORPORATION.

On February 14, 2007, pursuant to the authority conferred to the Board of Directors by the Restated Articles of Incorporation of the Company, as amended (the "Articles of Incorporation"), the Company filed Articles of Correction (the “Articles of Correction”) with the Utah Department of Commerce’s Division of Corporations which corrected an incorrect statement in the Articles of Incorporation relating to the conversion rate of the Company's Series D Convertible Preferred Stock.

A complete copy of the Articles of Correction is filed as Exhibit 3.1, and is incorporated herein by reference. The summary of the correction set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibit.

ITEM 8.01.  OTHER EVENTS.

JLF Transaction

On February 16, 2007, the sale by certain selling stockholders of 3,037,500 shares (the "JLF Shares") of our common stock, par value $.001 per share (the "Common Stock") to JLF Partners I, L.P., JLF Partners II, L.P. and JLF Offshore Fund, Ltd (collectively, the "JLF Parties") was consummated. The sale of the JLF Shares was made pursuant to a Securities Purchase Agreement, dated February 7, 2006 (the "JLF Purchase Agreement"), among us (the "Company"), Michael Hill, Charles Gugliuzza, David Foucar, Aaron Gravitz, Ethan Brooks, Miguel Angel Vazquez (collectively, the "Selling Stockholders") and the JLF Parties and were sold for a purchase price of $1.90 per share, which represented a 10% discount to the average trailing 20 day closing bid price for the shares of the Common Stock (the "JLF Transaction").

In connection with the JLF Transaction, we entered into a Registration Rights Agreement with the JLF Parties (the "JLF Registration Rights Agreement") pursuant to which we agreed to prepare and file a registration statement covering the resale of the JLF Shares (the "JLF Registration Statement") within the earlier of the (i) 15th calendar day following the date on which we file our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 (the "Form 10-KSB") or (ii) the 60th calendar day following the business day on which all of the conditions set forth in the JLF Purchase Agreement are satisfied (the "JLF Filing Date"). If we fail to (i) file the JLF Registration Statement on or prior to the JLF Filing Date, or (ii) have the JLF Registration Statement declared effective or the JLF Parties are otherwise unable to re-sell their JLF Shares, we will be obligated to pay liquidated damages to the JLF Parties in an amount equal to 1.0% of the total purchase price paid by each JLF Party, but not to exceed a total of 8% of the total purchase price paid by each JLF Party. We are not responsible for liquidated damages in excess of 1.0% of the aggregate purchase price paid by the JLF Parties in any 30-day period.

eFund Transaction

In a separate transaction, on February 16, 2007, the sale by eFund Capital Partners, LLC ("eFund") of 1,800,000 shares of our Common Stock (the "eFund Shares") to selected institutional investors (the "Institutional Investors") was consummated. The sale of the eFund Shares was made pursuant to a Securities Purchase Agreement, dated February 12, 2006 (the "eFund Purchase Agreement"), among us, eFund and the Institutional Investors and were sold for a purchase price of $1.90 per share (the "eFund Transaction"). Subsequent to the eFund transaction, eFund will remain a major shareholder of ours.

In connection with the eFund Transaction, we entered into a Registration Rights Agreement with the Institutional Investors (the "eFund Registration Rights Agreement") pursuant to which we agreed to prepare and file a registration statement covering the resale of the eFund Shares (the "eFund Registration Statement") within the earlier of the (i) 15th calendar day following the date on which we file our Form 10-KSB or (ii) the 60th calendar day following the business day on which all of the conditions set forth in the eFund Purchase Agreement are satisfied (the "eFund Filing Date"). If we fail to (i) file the eFund Registration Statement on or prior to the eFund Filing Date, or (ii) have the eFund Registration Statement declared effective or the Institutional Investors are otherwise unable to re-sell their eFund Shares, we will be obligated to pay liquidated damages to the Institutional Investors in an amount equal to 1.0% of the total purchase price paid by each Institutional Party, but not to exceed a total of 8% of the total purchase price paid by each Institutional Investor for the eFund Shares under the eFund Purchase Agreement. We are not responsible for liquidated damages in excess of 1.0% of the aggregate purchase price paid by the Institutional Investors in any 30-day period.

Our shares of Common Stock sold in both the JLF and eFund transactions were sold and purchased without registration under the Securities Act of 1933 pursuant to an exemption under such act. The shares sold in these financings may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements under the Securities Act. An appropriate legend was placed on the shares.

A complete copy of the JLF Stock Purchase Agreement, the JLF Registration Rights Agreement, the eFund Stock Purchase Agreement, the eFund Registration Rights Agreement and the related press release describing the private financings are filed as Exhibit 99.1, 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference. The summary of the transactions set forth above does not purport to be complete and is qualified in its entirety by reference to such exhibits.

This Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any of these securities.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

Exhibit Number	Description

3.1	Articles of Correction of Restated Articles of Incorporation, as amended, of CommercePlanet, Inc., as filed on February 14, 2007.

99.1
Securities Purchase Agreement dated as of February 7, 2007, by and among CommercePlanet, Inc., JLF Partners I, L.P., JLF Partners II, L.P., JLF Offshore Fund, Ltd., Michael Hill, Charles Gugliuzza, David Foucar, Aaron Gravitz, Ethan Brooks and Miguel Angel Vazquez.

99.2	Registration Rights Agreement dated as of February 7, 2007, by and among CommercePlanet, Inc., JLF Partners I, L.P., JLF Partners II, L.P., and JLF Offshore Fund, Ltd.

99.3
Securities Purchase Agreement dated as of February 12, 2007, by and among CommercePlanet, Inc., eFund Capital Partners LLC, CAMOFI Master LDC, Crestview Capital Master, LLC, and Bear Stearns Security Corp FBO J. Steven Emerson IRA R/O II.

99.4
Registration Rights Agreement dated as of February 12, 2007, by and among CommercePlanet, Inc., CAMOFI Master LDC, Crestview Capital Master, LLC, and Bear Stearns Security Corp FBO J. Steven Emerson IRA R/O II.

99.5	Press Release dated February 13, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 21, 2007	By: /s/ David Foucar
Name: David Foucar
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Correction of Restated Articles of Incorporation, as amended, of CommercePlanet, Inc., as filed on February 14, 2007.

99.1
Securities Purchase Agreement dated as of February 7, 2007, by and among CommercePlanet, Inc., JLF Partners I, L.P., JLF Partners II, L.P., JLF Offshore Fund, Ltd., Michael Hill, Charles Gugliuzza, David Foucar, Aaron Gravitz, Ethan Brooks and Miguel Angel Vazquez.

99.2	Registration Rights Agreement dated as of February 7, 2007, by and among CommercePlanet, Inc., JLF Partners I, L.P., JLF Partners II, L.P., and JLF Offshore Fund, Ltd.

99.3
Securities Purchase Agreement dated as of February 12, 2007, by and among CommercePlanet, Inc., eFund Capital Partners LLC, CAMOFI Master LDC, Crestview Capital Master, LLC, and Bear Stearns Security Corp FBO J. Steven Emerson IRA R/O II.

99.4
Registration Rights Agreement dated as of February 12, 2007, by and among CommercePlanet, Inc., CAMOFI Master LDC, Crestview Capital Master, LLC, and Bear Stearns Security Corp FBO J. Steven Emerson IRA R/O II.

99.5	Press Release dated February 13, 2007.